                                                 Cindy Koehn 415/396-3099
                                                 Investor Relations



FOR IMMEDIATE RELEASE
---------------------
Tues., Oct. 21, 1997


WELLS FARGO REPORTS HIGHER PER SHARE EARNINGS IN THIRD QUARTER
PER SHARE EARNINGS OF $3.26 VS. $3.23  A YEAR AGO
CASH EARNINGS PER SHARE OF $4.57 VS. $4.52 A YEAR AGO

    SAN FRANCISCO -- Wells Fargo & Co. (NYSE:WFC) today reported net income of $290 million for the third quarter of 1997, compared with $321 million for the third quarter of 1996. Per share earnings for the quarter were $3.26, compared with $3.23 in the third quarter of 1996. Return on average assets (ROA) was
1.18 percent and return on average common equity (ROE) was 8.94 percent in the third quarter of 1997. In the year-ago period, ROA was 1.18 percent and ROE was
8.64 percent.

    Cash earnings for the third quarter of 1997 were $4.57 per share, compared with $4.52 for the third quarter of 1996, an increase of 1 percent. Cash ROA was 1.81 percent and cash ROE was 35.44 percent for the third quarter of 1997, compared with 1.77 percent and 31.91 percent, respectively, for the third quarter of 1996. Cash earnings are earnings before the amortization of goodwill and nonqualifying core deposit intangible.

    "We are encouraged by the business trends we have seen this quarter and the upturn in loan volumes that occurred at the end of the quarter," said Paul Hazen, Chairman. "Both loans and checking deposits bottomed out in August, and grew in September." He pointed out that during the quarter, the bank completed the sale of 83 branches and their deposits of $1.0 billion, which contributed to the reduction in total deposits reported for the quarter.

    Net interest income on a taxable-equivalent basis was $1.132 billion in the third quarter of 1997, compared with $1.299 billion a year ago, a decrease of 13 percent. The decrease was primarily due to a decline in earning assets. The Company's net interest margin for the quarter was 5.94 percent, compared with
6.15 percent a year ago.

    Noninterest income for the third quarter of 1997 was $677 million, compared with $643 million in the same period a year ago, an increase of 5 percent. Noninterest expense for the third quarter of 1997 was $1.087 billion versus $1.305 billion a year ago. The major portion of this decrease resulted from cost savings achieved subsequent to the merger with First Interstate.


                                        -more-

2/WF 3Q earnings


    The loan loss provision was $175 million in the third quarter of 1997, compared with $35 million in the third quarter of 1996. The $140 million increase from a year ago contributed substantially to the decline in the Company's net income. Since the third quarter of 1996, the Company has been increasing its loan loss provision by $30 to $40 million every quarter. In the second quarter of 1997, the Company made a $140 million provision. The Company expects that the provision will increase to approximately $205 to $215 million in the fourth quarter of 1997, when it is anticipated that the provision will approximate net charge-offs.

    Net charge-offs in the third quarter of 1997 totaled $202 million, or 1.25 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($112 million). For the third quarter of 1996, net charge-offs totaled $171 million, or .98 percent of average loans (annualized). The largest category of net charge-offs in that period was also credit card loans ($95 million).

    At September 30, 1997, the allowance for loan losses of $1.823 billion equaled 2.80 percent of total loans, compared with 2.82 percent at June 30, 1997 and 3.09 percent at September 30, 1996. Total nonaccrual and restructured loans were $574 million at September 30, 1997, compared with $612 million at June 30, 1997 and $728 million at September 30, 1996. Foreclosed assets were $196 million at September 30, 1997, compared with $194 million at June 30, 1997 and $227 million at September 30, 1996.

    At September 30, 1997, the Company's preliminary risk-based capital ratios were 11.45 percent for total risk-based capital and 7.50 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. At June 30, 1997, these risk-based capital ratios were
11.45 percent and 7.49 percent, respectively. At September 30, 1996, the Company's total risk-based capital ratio was 11.05 percent and the Tier 1 risk-based capital ratio was 7.04 percent. The leverage ratio at September 30, 1997 was 6.75 percent, compared with 6.67 percent at June 30, 1997 and 6.12 percent at September 30, 1996. The ratio of common equity to total assets was
12.95 percent at September 30, 1997, 12.81 percent at June 30, 1997 and 12.71 percent at September 30, 1996.



----------------------------

The following appears in accordance with the Securities Litigation Reform Act:

This press release includes forward-looking statements that involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include fluctuations in interest rates, inflation, government regulations, the progress of integrating First Interstate and economic conditions and competition in the geographic and business areas in which the Company conducts its operations.

                                          #

         VISIT WELLS FARGO ON THE WORLD WIDE WEB AT HTTP://WWW.WELLSFARGO.COM

Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA   --   NEWS RELEASE
--------------------------------------------------------------------------------

                                                                                           % Change
                                                               Quarter ended    Sept. 30, 1997 from    Nine months ended
                                               -----------------------------    -------------------   ------------------
                                              SEPT. 30,  June 30,  Sept. 30,   June 30,   Sept. 30,   SEPT. 30, Sept. 30,         %
(in millions)                                     1997      1997       1996       1997        1996        1997      1996     Change
-----------------------------------------------------------------------------------------------------------------------------------

FOR THE PERIOD
Net income                                    $    290  $    228   $    321         27%        (10)%  $    857  $    948       (10)%
Net income applicable to common stock              285       222        302         28          (6)        836       901        (7)
Per common share
  Net income                                  $   3.26  $   2.49   $   3.23         31           1    $   9.38  $  11.42       (18)
  Dividends declared                              1.30      1.30       1.30         --          --        3.90      3.90        --

Average common shares outstanding                 87.5      89.0       93.7         (2)         (7)       89.1      78.8        13

Profitability ratios (annualized)
  Net income to average total assets (ROA)        1.18%      .92%      1.18%        28          --        1.14%     1.43%      (20)
  Net income applicable to common stock to
    average common stockholders' equity (ROE)     8.94      6.88       8.64         30           3        8.62     11.36       (24)

Efficiency ratio (1)                              60.2%     68.2%      67.3%       (12)        (11)       62.9%     64.2%       (2)

Average loans                                 $ 63,865  $ 64,618   $ 69,274         (1)         (8)   $ 64,653  $ 58,384        11
Average assets                                  97,032    99,739    108,378         (3)        (10)    100,703    88,719        14
Average core deposits                           70,744    73,524     82,378         (4)        (14)     73,937    67,572         9

Net interest margin                               5.94%     5.93%      6.15%        --          (3)       6.00%     6.11%       (2)

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE DEPOSIT
 INTANGIBLE AMORTIZATION AND BALANCES
 ("CASH" OR "TANGIBLE") (2)
Net income applicable to common stock         $    400  $    338   $    424         18          (6)   $  1,181  $  1,154         2
Net income per common share                       4.57      3.79       4.52         21           1       13.25     14.64        (9)
ROA                                               1.81%     1.51%      1.77%        20           2        1.74%     1.94%      (10)
ROE                                              35.44     29.27      31.91         21          11       33.83     32.70         3
Efficiency ratio                                  52.6      60.6       59.6        (13)        (12)       55.4      57.8        (4)

AT PERIOD END
Investment securities                         $ 10,737  $ 11,530   $ 13,433         (7)        (20)   $ 10,737  $ 13,433       (20)
Loans                                           65,104    65,689     69,233         (1)         (6)     65,104    69,233        (6)
Allowance for loan losses                        1,823     1,850      2,137         (1)        (15)      1,823     2,137       (15)
Goodwill                                         7,149     7,231      7,407         (1)         (3)      7,149     7,407        (3)
Assets                                          97,655   100,180    109,176         (3)        (11)     97,655   109,176       (11)
Core deposits                                   70,580    73,545     83,308         (4)        (15)     70,580    83,308       (15)
Common stockholders' equity                     12,645    12,831     13,884         (1)         (9)     12,645    13,884        (9)
Stockholders' equity                            12,920    13,106     14,923         (1)        (13)     12,920    14,923       (13)

Capital ratios
  Common stockholders' equity to assets          12.95%    12.81%     12.71%         1           2       12.95%    12.71%        2
  Stockholders' equity to assets                 13.23     13.08      13.66          1          (3)      13.23     13.66        (3)
  Risk-based capital (3)
    Tier 1 capital                                7.50      7.49       7.04         --           7        7.50      7.04         7
    Total capital                                11.45     11.45      11.05         --           4       11.45     11.05         4
  Leverage (3)                                    6.75      6.67       6.12          1          10        6.75      6.12        10

Book value per common share                   $ 145.72  $ 145.68   $ 149.44         --          (2)   $ 145.72  $ 149.44        (2)

Staff (active, full-time equivalent)            32,663    33,216     38,859         (2)        (16)     32,663    38,859       (16)

COMMON STOCK PRICE
High                                          $ 279.88  $ 287.88   $ 264.00         (3)          6    $ 319.25  $ 264.50        21
Low                                             250.13    246.00     220.13          2          14      246.00    203.13        21
Period end                                      275.00    269.50     260.00          2           6      275.00    260.00         6
-----------------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $34 million and $1,000 million, respectively, for the quarter ended September 30, 1997 and $100 million and $1,043 million, respectively, for the nine months ended September 30, 1997. Goodwill amortization and average balance (which are not tax effected) were $81 million and $7,190 million, respectively, for the quarter ended September 30, 1997 and $245 million and $7,255 million, respectively, for the nine months ended September 30, 1997.
(3) The September 30, 1997 ratios are preliminary.

    Wells Fargo & Company and Subsidiaries
    CONSOLIDATED STATEMENT OF INCOME
--------------------------------------------------------------------------------

                                                                        Quarter                          Nine months
                                                                 ended Sept. 30,       %              ended Sept. 30,        %
                                                          ---------------------                 --------------------
       (in millions)                                        1997           1996   Change          1997          1996    Change
       -------------------------------------------------------------------------------------------------------------------------
       INTEREST INCOME
       Federal funds sold and securities purchased
  (1)    under resale agreements                          $    3         $   11      (73)%      $   15        $   21       (29)%
  (2)  Investment securities                                 175            215      (19)          573           568         1
  (3)  Loans                                               1,513          1,612       (6)        4,570         4,106        11
  (4)  Other                                                  16              9       78            39            16       144
                                                          ------         ------                 ------        ------
  (5)       Total interest income                          1,707          1,847       (8)        5,197         4,711        10
                                                          ------         ------                 ------        ------
       INTEREST EXPENSE
  (6)  Deposits                                              430            446       (4)        1,280         1,140        12
       Federal funds purchased and securities sold
  (7)    under repurchase agreements                          44             15      193           109            72        51
  (8)  Commercial paper and other short-term borrowings        5              3       67            12            11         9
  (9)  Senior and subordinated debt                           75             88      (15)          234           217         8
       Guaranteed preferred beneficial interests in
 (10)    Company's subordinated debentures                    25             --       --            75            --        --
                                                          ------         ------                 ------        ------
 (11)       Total interest expense                           579            552        5         1,710         1,440        19
                                                          ------         ------                 ------        ------
 (12)  NET INTEREST INCOME                                 1,128          1,295      (13)        3,487         3,271         7
 (13)  Provision for loan losses                             175             35      400           420            35        --
                                                          ------         ------                 ------        ------
       Net interest income after
 (14)    provision for loan losses                           953          1,260      (24)        3,067         3,236        (5)
                                                          ------         ------                 ------        ------
       NONINTEREST INCOME
 (15)  Service charges on deposit accounts                   214            254      (16)          649           634         2
 (16)  Fees and commissions                                  246            205       20           694           534        30
 (17)  Trust and investment services income                  117            104       13           338           267        27
 (18)  Investment securities gains (losses)                   (1)            --       --             6             2       200
 (19)  Other                                                 101             80       26           309           199        55
                                                          ------         ------                 ------        ------
 (20)       Total noninterest income                         677            643        5         1,996         1,636        22
                                                          ------         ------                 ------        ------
       NONINTEREST EXPENSE
 (21)  Salaries                                              308            378      (19)          964           960        --
 (22)  Incentive compensation                                 54             53        2           143           146        (2)
 (23)  Employee benefits                                      80            105      (24)          256           261        (2)
 (24)  Equipment                                              97            103       (6)          289           269         7
 (25)  Net occupancy                                          96             96       --           292           257        14
 (26)  Goodwill                                               81             81       --           245           170        44
 (27)  Core deposit intangible                                64             78      (18)          193           170        14
 (28)  Operating losses                                       40             31       29           262            72       264
 (29)  Other                                                 267            380      (30)          806           844        (5)
                                                          ------         ------                 ------        ------
 (30)       Total noninterest expense                      1,087          1,305      (17)        3,450         3,149        10
                                                          ------         ------                 ------        ------
       INCOME BEFORE INCOME TAX
 (31)    EXPENSE                                             543            598       (9)        1,613         1,723        (6)
 (32)  Income tax expense                                    253            277       (9)          756           775        (2)
                                                          ------         ------                 ------        ------

 (33)  NET INCOME                                         $  290         $  321      (10)%      $  857        $  948       (10)%
                                                          ------         ------     -----       ------        ------      -----
                                                          ------         ------     -----       ------        ------      -----

       NET INCOME APPLICABLE TO
 (34)    COMMON STOCK                                     $  285         $  302       (6)%      $  836        $  901        (7)%
                                                          ------         ------     -----       ------        ------      -----
                                                          ------         ------     -----       ------        ------      -----

       PER COMMON SHARE
 (35)  Net income                                         $ 3.26         $ 3.23        1 %      $ 9.38        $11.42      (18)%
                                                          ------         ------     -----       ------        ------      -----
                                                          ------         ------     -----       ------        ------      -----

 (36)  Dividends declared                                 $ 1.30         $ 1.30       -- %      $ 3.90        $ 3.90       -- %
                                                          ------         ------     -----       ------        ------      -----
                                                          ------         ------     -----       ------        ------      -----

 (37)  Average common shares outstanding                    87.5           93.7       (7)%        89.1          78.8       13 %
                                                          ------         ------     -----       ------        ------      -----
                                                          ------         ------     -----       ------        ------      -----
       ------------------------------------------------------------------------------------------------------------------------

     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED BALANCE SHEET
------------------------------------------------------------------------------

                                                                                                                         % Change
                                                                                                              Sept. 30, 1997 from
                                                                                                          -----------------------
                                                             SEPT. 30,       Dec. 31,      Sept. 30,       Dec. 31,      Sept. 30,
     (in millions)                                               1997           1996           1996           1996           1996
     ----------------------------------------------------------------------------------------------------------------------------
     ASSETS
 (1) Cash and due from banks                                  $ 7,823       $ 11,736       $ 11,622            (33)%          (33)%
     Federal funds sold and securities
 (2)  purchased under resale agreements                           188            187            284              1            (34)
 (3) Investment securities at fair value                       10,737         13,505         13,433            (20)           (20)
 (4) Loans                                                     65,104         67,389         69,233             (3)            (6)
 (5) Allowance for loan losses                                  1,823          2,018          2,137            (10)           (15)
                                                              -------       --------       --------
 (6)      Net loans                                            63,281         65,371         67,096             (3)            (6)
                                                              -------       --------       --------
 (7) Due from customers on acceptances                            104            197            356            (47)           (71)
 (8) Accrued interest receivable                                  537            665            590            (19)            (9)
 (9) Premises and equipment, net                                2,173          2,406          2,380            (10)            (9)
(10) Core deposit intangible                                    1,771          2,038          2,130            (13)           (17)
(11) Goodwill                                                   7,149          7,322          7,407             (2)            (3)
(12) Other assets                                               3,892          5,461          3,878            (29)            --
                                                              -------       --------       --------
(13)      Total assets                                        $97,655       $108,888       $109,176            (10)%          (11)%
                                                              -------       --------       --------            ---            ---
                                                              -------       --------       --------            ---            ---

     LIABILITIES
(14) Noninterest-bearing deposits                             $23,005       $ 29,073       $ 29,512            (21)%          (22)%
(15) Interest-bearing deposits                                 47,917         52,748         54,225             (9)           (12)
                                                              -------       --------       --------
(16)      Total deposits                                       70,922         81,821         83,737            (13)           (15)
     Federal funds purchased and securities
(17)  sold under repurchase agreements                          4,268          2,029          1,033            110            313
(18) Commercial paper and other short-term borrowings             458            401            350             14             31
(19) Acceptances outstanding                                      104            197            356            (47)           (71)
(20) Accrued interest payable                                     245            171            215             43             14
(21) Other liabilities                                          2,574          3,947          3,151            (35)           (18)
(22) Senior debt                                                2,280          2,120          2,470              8             (8)
(23) Subordinated debt                                          2,585          2,940          2,941            (12)           (12)
     Guaranteed preferred beneficial interests in
(24)      Company's subordinated debentures                     1,299          1,150             --             13             --

     STOCKHOLDERS' EQUITY
(25) Preferred stock                                              275            600          1,039            (54)           (74)
     Common stock - $5 par value,
      authorized 150,000,000  shares;
      issued and outstanding 86,780,522 shares,
(26)  91,474,425 shares and 92,875,661 shares                     434            457            464             (5)            (6)
(27) Additional paid-in capital                                 8,925         10,287         10,674            (13)           (16)
(28) Retained earnings                                          3,235          2,749          2,766             18             17
(29) Cumulative foreign currency translation adjustments           --             (4)            (4)          (100)          (100)
(30) Investment securities valuation allowance                     51             23            (16)           122             --
                                                              -------       --------       --------

(31)      Total stockholders' equity                           12,920         14,112         14,923             (8)           (13)
                                                              -------       --------       --------

(32)      Total liabilities and stockholders' equity          $97,655       $108,888       $109,176            (10)%          (11)%
                                                              -------       --------       --------             --             --
                                                              -------       --------       --------             --             --
     ----------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
--------------------------------------------------------------------------------

                                                                          Nine months ended Sept. 30,
                                                                          --------------------------
(in millions)                                                                   1997            1996
----------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                                 $14,112         $ 4,055
Net income                                                                       857             948
Common stock issued to First Interstate stockholders                              --          11,297
Common stock issued under employee benefit and
  dividend reinvestment plans                                                     67              88
Preferred stock issued to First Interstate stockholders                           --             360
Preferred stock redeemed                                                        (325)            197
Common stock repurchased                                                      (1,452)         (1,735)
Preferred stock dividends                                                        (21)            (47)
Common stock dividends                                                          (350)           (309)
Change in foreign currency translation adjustments                                 4              --
Change in investment securities valuation allowance                               28             (42)
Fair value adjustment related to First Interstate stock options                   --             111
                                                                             -------         -------
BALANCE, END OF PERIOD                                                       $12,920         $14,923
                                                                             -------         -------
                                                                             -------         -------
----------------------------------------------------------------------------------------------------



LOANS
----------------------------------------------------------------------------------------------------
                                                             SEPT. 30,       Dec. 31,      Sept. 30,
(in millions)                                                    1997           1996           1996
----------------------------------------------------------------------------------------------------
Commercial                                                    $19,512        $19,515        $20,064
Real estate 1-4 family first mortgage                           9,311         10,425         10,754
Other real estate mortgage                                     11,614         11,860         12,462
Real estate construction                                        2,351          2,303          2,331
Consumer:
  Real estate 1-4 family junior lien mortgage                   5,931          6,278          6,406
  Credit card                                                   5,020          5,462          5,292
  Other revolving credit and monthly payment                    7,513          8,374          8,846
                                                              -------        -------        -------
    Total consumer                                             18,464         20,114         20,544
Lease financing                                                 3,754          3,003          2,891
Foreign                                                            98            169            187
                                                              -------        -------        -------
    Total loans                                               $65,104        $67,389        $69,233
                                                              -------        -------        -------
                                                              -------        -------        -------
----------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES

------------------------------------------------------------------------------------------------------------------------
                                                                             Quarter ended             Nine months ended
                                                    --------------------------------------       -----------------------
                                                   SEPT. 30,       June 30,       Sept. 30,      SEPT. 30,      Sept. 30,
(in millions)                                          1997           1997            1996           1997           1996
------------------------------------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                         $1,850         $1,922          $2,273         $2,018         $1,794

Allowance of First Interstate                            --             --              --             --            770

Provision for loan losses                               175            140              35            420             35

Loan charge-offs:
  Commercial                                            (69)           (60)            (30)          (198)           (91)
  Real estate 1-4 family first mortgage                  (5)            (5)             (4)           (15)           (13)
  Other real estate mortgage                             (2)            (2)            (13)           (13)           (29)
  Real estate construction                               --             (2)             (5)            (3)            (9)
  Consumer:
    Real estate 1-4 family junior lien mortgage          (6)            (6)             (7)           (18)           (24)
    Credit card                                        (124)          (133)           (105)          (372)          (292)
    Other revolving credit and monthly payment          (55)           (57)            (52)          (168)          (124)
                                                     ------         ------          ------         ------         ------
      Total consumer                                   (185)          (196)           (164)          (558)          (440)
  Lease financing                                       (10)           (10)             (7)           (29)           (21)
                                                     ------         ------          ------         ------         ------
        Total loan charge-offs                         (271)          (275)           (223)          (816)          (603)
                                                     ------         ------          ------         ------         ------
Loan recoveries:
  Commercial                                             21             20              16             53             30
  Real estate 1-4 family first mortgage                   1              1               1              3              6
  Other real estate mortgage                             13              8               9             42             32
  Real estate construction                                1             --               2              3              6
  Consumer:
    Real estate 1-4 family junior lien mortgage           2              1               2              6              7
    Credit card                                          12             11              10             34             26
    Other revolving credit and monthly payment           17             19              10             51             28
                                                     ------         ------          ------         ------         ------
      Total consumer                                     31             31              22             91             61
  Lease financing                                         2              3               2              9              6
                                                     ------         ------          ------         ------         ------
        Total loan recoveries                            69             63              52            201            141
                                                     ------         ------          ------         ------         ------
          Total net loan charge-offs                   (202)          (212)           (171)          (615)          (462)
                                                     ------         ------          ------         ------         ------

BALANCE, END OF PERIOD                               $1,823         $1,850          $2,137         $1,823         $2,137
                                                     ------         ------          ------         ------         ------
                                                     ------         ------          ------         ------         ------

Total net loan charge-offs as a percentage
  of average loans (annualized)                        1.25%          1.32%            .98%          1.27%          1.05%
                                                     ------         ------          ------         ------         ------
                                                     ------         ------          ------         ------         ------

Allowance as a percentage of total loans               2.80%          2.82%           3.09%          2.80%          3.09%
                                                     ------         ------          ------         ------         ------
                                                     ------         ------          ------         ------         ------
------------------------------------------------------------------------------------------------------------------------

Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS

------------------------------------------------------------------------------------------
                                                   SEPT. 30,       Dec. 31,      Sept. 30,
(in millions)                                          1997           1996           1996
------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial                                           $172           $223           $216
  Real estate 1-4 family first mortgage                 100             99             77
  Other real estate mortgage                            258            349            370
  Real estate construction                               18             25             28
  Consumer:
    Real estate 1-4 family junior lien mortgage          16             15             21
    Other revolving credit and monthly payment            1              1              2
  Lease financing                                        --              2              3
                                                       ----           ----           ----
      Total nonaccrual loans                            565            714            717
Restructured loans                                        9             10             11
                                                       ----           ----           ----
Nonaccrual and restructured loans                       574            724            728
As a percentage of total loans                           .9%           1.1%           1.1%

Foreclosed assets                                       196            219            227
Real estate investments (1)                               4              4              6
                                                       ----           ----           ----
Total nonaccrual and restructured loans
  and other assets                                     $774           $947           $961
                                                       ----           ----           ----
                                                       ----           ----           ----
------------------------------------------------------------------------------------------

(1) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $170 million, $154 million and $128 million at September 30, 1997, December 31, 1996 and September 30, 1996, respectively.

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME

                                                                 Quarter                          Nine months
                                                          ended Sept. 30,          %           ended Sept. 30,           %
                                                       -----------------                       --------------
(in millions)                                          1997         1996      Change         1997        1996       Change
--------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                    $214         $254         (16)%     $  649      $  634            2%
Fees and commissions:
  Credit card membership and other credit card fees      62           30         107          162          83           95
  Shared ATM network fees                                43           28          54          125          67           87
  Charges and fees on loans                              37           32          16          100          81           23
  Debit and credit card merchant fees                    25           33         (24)          72          85          (15)
  Mutual fund and annuity sales fees                     18           17           6           51          44           16
  All other                                              61           65          (6)         184         174            6
                                                       ----         ----                   ------      ------
    Total fees and commissions                          246          205          20          694         534           30
Trust and investment services income:
  Asset management and custody fees                      64           59           8          186         154           21
  Mutual fund management fees                            47           34          38          131          89           47
  All other                                               6           11         (45)          21          24          (13)
                                                       ----         ----                   ------      ------
    Total trust and investment services income          117          104          13          338         267           27
Investment securities gains (losses)                     (1)          --          --            6           2          200
Income from equity investments accounted for by the:
  Cost method                                            18           37         (51)         109          92           18
  Equity method                                          11            3         267           42          13          223
Check printing charges                                   17           15          13           53          39           36
Gains on sales of loans                                  28            6         367           41          11          273
Gains (losses) from dispositions of operations           (1)          (1)         --            7           5           40
Losses on dispositions of premises and equipment        (10)          (8)         25          (45)        (25)          80
All other                                                38           28          36          102          64           59
                                                       ----         ----                   ------        ----

    Total                                              $677         $643           5%      $1,996      $1,636           22%
                                                       ----         ----          --       ------      ------          ---
                                                       ----         ----          --       ------      ------          ---
--------------------------------------------------------------------------------------------------------------------------




NONINTEREST EXPENSE
--------------------------------------------------------------------------------------------------------------------------
                                                                 Quarter                          Nine months
                                                          ended Sept. 30,          %           ended Sept. 30,           %
                                                       -----------------                     ----------------
(in millions)                                          1997         1996      Change         1997        1996       Change
--------------------------------------------------------------------------------------------------------------------------
Salaries                                             $  308       $  378         (19)%     $  964      $  960           --%
Incentive compensation                                   54           53           2          143         146           (2)
Employee benefits                                        80          105         (24)         256         261           (2)
Equipment                                                97          103          (6)         289         269            7
Net occupancy                                            96           96          --          292         257           14
Goodwill                                                 81           81          --          245         170           44
Core deposit intangible:
  Nonqualifying (1)                                      56           69         (19)         169         142           19
  Qualifying                                              8            9         (11)          24          28          (14)
Operating losses                                         40           31          29          262          72          264
Contract services                                        56           88         (36)         172         196          (12)
Telecommunications                                       35           42         (17)         108          85           27
Security                                                 22           16          38           66          38           74
Postage                                                  19           27         (30)          64          68           (6)
Outside professional services                            20           32         (38)          56          76          (26)
Stationery and supplies                                  19           18           6           56          49           14
Advertising and promotion                                19           32         (41)          53          66          (20)
Travel and entertainment                                 15           23         (35)          44          48           (8)
Check printing                                           12           11           9           42          27           56
Outside data processing                                  11           17         (35)          37          36            3
Foreclosed assets                                         1            2         (50)          (2)          5           --
All other                                                38           72         (47)         110         150          (27)
                                                     ------       ------                   ------      ------

  Total                                              $1,087       $1,305        (17)%      $3,450      $3,149           10%
                                                     ------       ------        ---        ------      ------           --
                                                     ------       ------        ---        ------      ------           --
--------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangible acquired after February 1992 that is subtracted from stockholders' equity in computing regulatory capital for bank holding companies.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

      ----------------------------------------------------------------------------------------------------------------------------
                                                                                                      Quarter  ended September 30,
                                                               -------------------------------------------------------------------
                                                                                          1997                               1996
                                                               --------------------------------     ------------------------------
                                                                                       INTEREST                           Interest
                                                              AVERAGE       YIELDS/      INCOME/    Average      Yields/    income/
     (in millions)                                            BALANCE        RATES      EXPENSE     balance       rates    expense
     -----------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
 (1)   under resale agreements                               $    229         5.63%   $      3     $    800      5.44%   $     11
     Investment securities at fair value (2):
 (2)   U.S. Treasury securities                                 2,634         6.00          40        2,678      5.92          40
       Securities of U.S. government agencies
 (3)     and corporations                                       5,303         6.42          85        7,473      6.32         119
 (4)   Private collateralized mortgage obligations              2,737         6.68          46        2,920      6.49          48
 (5)   Other securities                                           330         6.41           4          489      6.49           8
                                                             --------                 --------     --------              --------
 (6)     Total investment securities at fair value             11,004         6.38         175       13,560      6.28         215
     Loans:
 (7)   Commercial                                              18,283         9.11         419       18,848      8.92         422
 (8)   Real estate 1-4 family first mortgage                    9,543         7.52         180       11,514      7.32         211
 (9)   Other real estate mortgage                              11,421         9.35         269       12,614      9.15         290
(10)   Real estate construction                                 2,304        10.90          63        2,345     10.97          65
       Consumer:
(11)     Real estate 1-4 family junior lien mortgage            5,946         9.35         140        6,716      9.17         154
(12)     Credit card                                            5,073        14.66         186        5,295     14.84         196
(13)     Other revolving credit and monthly payment             7,638         9.26         178        9,011      9.44         214
                                                             --------                 --------     --------              --------
(14)       Total consumer                                      18,657        10.75         504       21,022     10.71         564
(15)   Lease financing                                          3,533         8.99          79        2,791      8.75          61
(16)   Foreign                                                    124         6.88           2          140      8.25           3
                                                             --------                 --------     --------              --------
(17)         Total loans                                       63,865         9.45       1,516       69,274      9.30       1,616
(18) Other                                                        883         7.18          16          550      6.25           9
                                                             --------                 --------     --------              --------
                Total earning assets                         $ 75,981         8.97       1,710     $ 84,184      8.76       1,851
                                                             --------                 --------     --------              --------
                                                             --------                              --------

     FUNDING SOURCES
     Deposits:
(19)   Interest-bearing checking                             $  1,736         1.45           6     $  6,022      1.31          20
(20)   Market rate and other savings                           31,098         2.64         207       32,918      2.64         218
(21)   Savings certificates                                    15,602         5.17         203       16,496      4.74         197
(22)   Other time deposits                                        253         4.83           3          381      6.89           7
(23)   Deposits in foreign offices                                731         5.48          10          293      5.08           4
                                                             --------                 --------     --------              --------
(24)         Total interest-bearing deposits                   49,420         3.45         429       56,110      3.15         446
     Federal funds purchased and securities sold
(25)   under repurchase agreements                              3,211         5.48          44        1,217      5.01          15
(26) Commercial paper and other short-term borrowings             343         5.82           5          361      3.37           3
(27) Senior debt                                                1,770         6.47          29        2,607      6.05          40
(28) Subordinated debt                                          2,604         7.12          46        2,816      6.92          48
     Guaranteed preferred beneficial interests in Company's
(29)  subordinated debentures                                   1,299         7.81          25           --        --          --
                                                             --------                 --------     --------              --------
(30)         Total interest-bearing liabilities                58,647         3.92         578       63,111      3.48         552
(31) Portion of noninterest-bearing funding sources            17,334           --          --       21,073        --          --
                                                             --------                 --------     --------              --------
(32)            Total funding sources                        $ 75,981         3.03         578     $ 84,184      2.61         552
                                                             --------                 --------     --------              --------
                                                             --------                              --------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(33)   A TAXABLE-EQUIVALENT BASIS (3)                                         5.94%   $  1,132                   6.15%   $  1,299
                                                                          --------    --------               --------    --------
                                                                          --------    --------               --------    --------
     NONINTEREST-EARNING ASSETS
(34) Cash and due from banks                                 $  7,299                              $  9,877
(35) Goodwill                                                   7,190                                 7,439
(36) Other                                                      6,562                                 6,878
                                                             --------                              --------
              Total noninterest-earning assets               $ 21,051                              $ 24,194
                                                             --------                              --------
                                                             --------                              --------
     NONINTEREST-BEARING FUNDING SOURCES
(37) Deposits                                                $ 22,308                              $ 26,942
(38) Other liabilities                                          3,135                                 3,551
(39) Preferred stockholders' equity                               275                                   854
(40) Common stockholders' equity                               12,667                                13,920
     Noninterest-bearing funding sources used to
(41)   fund earning assets                                    (17,334)                              (21,073)
                                                             --------                              --------
(42)          Net noninterest-bearing funding sources        $ 21,051                              $ 24,194
                                                             --------                              --------
                                                             --------                              --------
(43) TOTAL ASSETS                                            $ 97,032                              $108,378
                                                             --------                              --------
                                                             --------                              --------
     -----------------------------------------------------------------------------------------------------------------------------

 (1) The average prime rate of Wells Fargo Bank was 8.50% and 8.25% for the quarters ended September 30, 1997 and 1996, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.73% and 5.59% for the same quarters, respectively.
 (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $10,931 million and $13,651 million for the quarters ended September 30, 1997 and 1996, respectively.
 (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the quarters ended September 30, 1997 and 1996.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)

      ---------------------------------------------------------------------------------------------------------------------------
                                                                                                   Nine months ended September 30,
                                                               -------------------------------------------------------------------
                                                                                          1997                               1996
                                                               --------------------------------     ------------------------------
                                                                                       INTEREST                           Interest
                                                              AVERAGE       YIELDS/      INCOME/    Average     Yields/     income/
       (in millions)                                          BALANCE        RATES      EXPENSE     balance      rates     expense
     -----------------------------------------------------------------------------------------------------------------------------

       EARNING ASSETS
     Federal funds sold and securities purchased
 (1)   under resale agreements                               $    351         5.58%      $   15    $    505      5.43%      $   21
     Investment securities at fair value (2):
 (2)   U.S. Treasury securities                                 2,745         6.03          124       2,405      5.67          102
       Securities of U.S. government agencies
 (3)     and corporations                                       5,972         6.43          287       6,968      6.13          322
 (4)   Private collateralized mortgage obligations              2,935         6.63          147       2,552      6.28          122
 (5)   Other securities                                           340         6.42           15         460      6.84           22
                                                             --------                    ------    --------                 ------
 (6)     Total investment securities at fair value             11,992         6.39          573      12,385      6.09          568
     Loans:
 (7)   Commercial                                              18,373         9.07        1,246      15,883      9.05        1,077
 (8)   Real estate 1-4 family first mortgage                    9,899         7.49          555       9,287      7.43          518
 (9)   Other real estate mortgage                              11,514         9.82          846      11,277      9.23          778
(10)   Real estate construction                                 2,288        10.23          175       2,020     10.40          157
       Consumer:
(11)     Real estate 1-4 family junior lien mortgage            6,049         9.34          423       5,617      8.95          377
(12)     Credit card                                            5,188        14.39          560       4,805     14.95          539
(13)     Other revolving credit and monthly payment             7,913         9.29          550       6,929      9.62          499
                                                             --------                    ------    --------                 ------
(14)       Total consumer                                      19,150        10.69        1,533      17,351     10.88        1,415
(15)   Lease financing                                          3,295         8.83          218       2,430      8.87          162
(16)   Foreign                                                    134         6.91            7         136      6.11            6
                                                             --------                    ------    --------                 ------
(17)         Total loans                                       64,653         9.46        4,580      58,384      9.40        4,113
(18) Other                                                        770         6.79           39         339      6.39           16
                                                             --------                    ------    --------                 ------
               Total earning assets                          $ 77,766         8.94        5,207    $ 71,613      8.79        4,718
                                                             --------                    ------    --------                 ------
                                                             --------                    ------    --------                 ------

     FUNDING SOURCES
     Deposits:
(19)   Interest-bearing checking                               $1,847         1.30           18      $4,651      1.26           44
(20)   Market rate and other savings                           32,562         2.59          632      27,962      2.63          550
(21)   Savings certificates                                    15,596         5.10          595      13,979      4.88          511
(22)   Other time deposits                                        201         4.47            7         402      6.59           20
(23)   Deposits in foreign offices                                708         5.38           28         373      5.26           15
                                                             --------                    ------    --------                 ------
(24)         Total interest-bearing deposits                   50,914         3.36        1,280      47,367      3.21        1,140
     Federal funds purchased and securities sold
(25)   under repurchase agreements                              2,712         5.37          109       1,861      5.20           72
(26) Commercial paper and other short-term borrowings             264         5.96           12         354      4.32           11
(27) Senior debt                                                1,840         6.33           87       2,204      6.11          101
(28) Subordinated debt                                          2,808         6.99          147       2,222      6.94          116
     Guaranteed preferred beneficial interests in Company's
(29)   subordinated debentures                                  1,283         7.82           75          --        --           --
                                                             --------                    ------    --------                 ------
(30)         Total interest-bearing liabilities                59,821         3.82        1,710      54,008      3.56        1,440
(31) Portion of noninterest-bearing funding sources            17,945           --           --      17,605        --           --
                                                             --------                    ------    --------                 ------
(32)           Total funding sources                         $ 77,766         2.94        1,710    $ 71,613      2.68        1,440
                                                             --------                    ------    --------                 ------
                                                             --------                    ------    --------                 ------

     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(33)   A TAXABLE-EQUIVALENT BASIS (3)                                         6.00%      $3,497                  6.11%      $3,278
                                                                          --------       ------              --------       ------
                                                                          --------       ------              --------       ------

     NONINTEREST-EARNING ASSETS
(34) Cash and due from banks                                 $  8,293                              $  7,116
(35) Goodwill                                                   7,255                                 5,027
(36) Other                                                      7,389                                 4,963
                                                             --------                              --------
               Total noninterest-earning assets              $ 22,937                              $ 17,106
                                                             --------                              --------
                                                             --------                              --------

     NONINTEREST-BEARING FUNDING SOURCES
(38) Deposits                                                $ 23,932                              $ 20,980
(39) Other liabilities                                          3,588                                 2,418
(40) Preferred stockholders' equity                               397                                   728
     Common stockholders' equity                               12,965                                10,585
(41) Noninterest-bearing funding sources used to
(42)   fund earning assets                                    (17,945)                              (17,605)
                                                             --------                              --------
(43)           Net noninterest-bearing funding sources       $ 22,937                              $ 17,106
                                                             --------                              --------
                                                             --------                              --------
(44) TOTAL ASSETS                                            $100,703                              $ 88,719
                                                             --------                              --------
                                                             --------                              --------
       -------------------------------------------------------------------------------------------------------------------------

 (1) The average prime rate of Wells Fargo Bank was 8.42% and 8.28% for the nine months ended September 30, 1997 and 1996, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.71% and 5.51% for the same periods, respectively.
 (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $11,973 million and $12,431 million for the nine months ended September 30, 1997 and 1996, respectively.
 (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for the nine months ended September 30, 1997 and 1996.